Exhibit 10.1

Dated March 31, 2026
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE GLOBAL SA, as Performance Undertaking Provider
(8)    The New U.S. Originator party hereto
(9)    The New Canadian Originator party hereto

THIRTIETH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

CONTENTS
Clause        Page

1.    Definitions and Interpretation    3
2.    Amendment to and Restatement of the Receivables Transfer Agreement    3
3.    Representations    3
4.    Consent to Addition of New U.S. Originator to U.S. RPA    4
5.    Consent to Addition of New Canadian Originator to Canadian RPA    4
6.    Assignment of the Subject German Sold Receivables    4
7.    German Receivables Purchase Agreement    5
8.    Assignment of the Subject Polish Sold Receivables    6
9.    Assignment of the Subject Hungarian Sold Receivables    7
10.    U.S. Originator Merger and U.S. Originator Name Change    9
11.    Canadian Originator Amalgamation    9
12.    Termination of Sustainability Co-ordinator    9
13.    Continuance    10
14.    Further Assurance    10
15.    Conditions Precedent    10
16.    Transparency Requirements for New Originators    12
17.    Notices, Etc.    12
18.    Execution in Counterparts    13
19.    Governing Law; Submission to Jurisdiction    13
20.    No Proceeding; Limited Recourse    14

Schedule 1 - Subject German Receivables
Schedule 2 - Subject Polish Receivables
Schedule 3 - Subject Hungarian Receivables
Schedule 4 - Purchase Price

Exhibit A - Ninth Amended and Restated Receivables Transfer Agreement
Exhibit B - Conditions Precedent to Addition of New U.S. Originator to U.S. RPA
Exhibit C - Conditions Precedent to Addition of New Canadian Originator to Canadian RPA
i

THIS THIRTIETH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated March 31, 2026 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 52234037, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 24020546, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent;
(7)    BUNGE GLOBAL SA, a corporation incorporated under the laws of Switzerland, as Performance Undertaking Provider (the “Performance Undertaking Provider”);
(8)    BUNGE USA GRAIN, LLC, a Delaware limited liability company (the “New U.S. Originator”); and
(9)    BUNGE CANADA INC., a corporation amalgamated under the laws of the Province of Ontario, Canada (the “New Canadian Originator”);
collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on December 18, 2023, as further amended on May 21, 2024, as further amended on October 1, 2024 and as further amended on December 5, 2025) made among the Parties to this Amendment (the “Receivables Transfer Agreement”).
(B)    Pursuant to the terms of the German RPA, Walter Rau Lebensmittelwerke GmbH (the “Exiting German Originator”) desires to irrevocably terminate its right to sell Receivables to the Buyer pursuant to the German RPA, and as of the Thirtieth Amendment Effective Date (as defined below), the Exiting German Originator shall no longer be a German Originator.

(C)    The Exiting German Originator has previously sold the Receivables identified on Schedule 1 (Subject German Receivables) hereto (the “Subject German Receivables”) to the Seller pursuant to the terms of the German RPA, which consist of Unsold Receivables and Sold Receivables (such Subject German Receivables that became Sold Receivables, the “Subject German Sold Receivables”).
(D)    On the Thirtieth Amendment Effective Date, (i) subject to the conditions set forth in this Amendment, the Purchasers will sell, transfer and assign the Subject German Sold Receivables to the Seller and (ii) subject to the conditions set forth in the Exiting German Originator Assignment of Repurchased Receivables (as defined below), the Seller will sell, transfer and assign the Subject German Receivables to the Exiting German Originator that was the German Originator in respect of each such Subject German Receivable.
(E)    Pursuant to the terms of the Polish RPA, the Polish Originator desires to repurchase certain Acquired Receivables in accordance with the Polish RPA.
(F)    The Polish Originator has previously sold the Receivables identified on Schedule 2 (Subject Polish Receivables) hereto (the “Subject Polish Receivables”) to the Seller pursuant to the terms of the Polish RPA, which consist of Unsold Receivables and Sold Receivables (such Subject Polish Receivables that became Sold Receivables, the “Subject Polish Sold Receivables”).
(G)    On the Thirtieth Amendment Effective Date, (i) subject to the conditions set forth in this Amendment, the Purchasers will sell, transfer and assign the Subject Polish Sold Receivables to the Seller and (ii) subject to the conditions set forth in the Polish Originator Assignment of Repurchased Receivables (as defined below), the Seller will sell, transfer and assign the Subject Polish Receivables to the Polish Originator.
(H)    Pursuant to the terms of the Hungarian RPA, the Hungarian Originator desires to repurchase certain Acquired Receivables in accordance with the Hungarian RPA.
(I)    The Hungarian Originator has previously sold the Receivables identified on Schedule 3 (Subject Hungarian Receivables) hereto (the “Subject Hungarian Receivables”) to the Seller pursuant to the terms of the Hungarian RPA, which consist of Unsold Receivables and Sold Receivables (such Subject Hungarian Receivables that became Sold Receivables, the “Subject Hungarian Sold Receivables”).
(J)    On the Thirtieth Amendment Effective Date, (i) subject to the conditions set forth in this Amendment, the Purchasers will sell, transfer and assign the Subject Hungarian Sold Receivables to the Seller, (ii) subject to the conditions set forth in the Hungarian Intermediate Transferor Assignment of Repurchased Receivables (as defined below), the Seller will sell, transfer and assign the Subject Hungarian Receivables to the Hungarian Intermediate Transferor and (iii) subject to the conditions set forth in the Hungarian Originator Assignment of Repurchased Receivables (as defined below), the Hungarian

Intermediate Transferor will sell, transfer and assign the Subject Hungarian Receivables to the Hungarian Originator.
(K)    On or after the date hereof, Bunge North America, Inc. will convert into a limited liability company and change its name to Bunge North America, LLC (the "U.S. Originator Name Change"). The conversion may require the formation of a new limited liability company with Bunge North America, Inc. merging into such newly formed limited liability company to accomplish such conversion.
(L)    Following the U.S. Originator Name Change, BNA (East), BNA (OPD West) and Bunge Oils will merge into Bunge North America LLC (the "U.S. Originator Merger").
(M)    On or after the date hereof, upon a Canada corporate restructure (the “Canadian Originator Amalgamation”), where the New Canadian Originator will survive, Bunge Canada will be encompassed under the New Canadian Originator as well for all purposes under this agreement.
(N)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(O)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.    DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.    AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT
With effect from the Thirtieth Amendment Effective Date (as such term is defined in Section 15 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Exhibit A (Ninth Amended and Restated Receivables Transfer Agreement).
3.    REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Thirtieth Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.    CONSENT TO ADDITION OF NEW U.S. ORIGINATOR TO U.S. RPA
Each of the Administrative Agent, each Purchaser Agent, and each Committed Purchaser hereby consents to the addition of the New U.S. Originator, as a U.S. Originator, under the U.S. RPA subject to the satisfaction of the conditions precedent set forth on Exhibit B attached hereto.
5.    CONSENT TO ADDITION OF NEW CANADIAN ORIGINATOR TO CANADIAN RPA
Each of the Administrative Agent, each Purchaser Agent, and each Committed Purchaser hereby consents to the addition of the New Canadian Originator, as a Canadian Originator, under the Canadian RPA subject to the satisfaction of the conditions precedent set forth on Exhibit C attached hereto.
6.    ASSIGNMENT OF THE SUBJECT GERMAN SOLD RECEIVABLES
(a)    On the Thirtieth Amendment Effective Date and without any further action or consent by the Purchasers or the Seller, the Purchasers hereby agree to sell, transfer and assign and hereby sell, transfer and assign to the Seller, and the Seller hereby agrees to purchase and accept the transfer and assignment of and hereby purchases and assumes, all the Purchasers’ respective right, title and interest in, to and under the Subject German Sold Receivables, together with all Related Security with respect thereto; provided, however, that for the avoidance of doubt, the Subject German Sold Receivables and Related Security with respect thereto shall not include (i) any Related Security to the extent relating to any Receivable that is not a Subject German Sold Receivable or (ii) any Collections or other proceeds received in respect of any Subject German Sold Receivables or Related Security with respect thereto prior to the Thirtieth Amendment Effective Date.
(b)    It is the intention of the Parties hereto that the sale, transfer and assignment of the Subject German Sold Receivables (to the extent these are governed by German law) pursuant to this Amendment shall be treated as a purchase by the Seller and a sale by the applicable Purchaser of such Subject German Sold Receivables with respect thereto, which sales are absolute and irrevocable and provide the Seller with the full benefits of ownership of such Subject German Sold Receivables. Each sale of the Subject German Sold Receivables hereunder is made without recourse to the applicable Purchaser.
(c)    Each Purchaser agrees that it will promptly execute and deliver all further instruments and documents, and take all further actions that the Seller may reasonably request, in order to perfect, protect or more fully evidence the purchase of, or ownership by, the Seller of the Subject German Sold Receivables from the Thirtieth Amendment Effective Date onwards (any such documentation required being at the cost of the Seller), provided always that a failure by such Purchaser to do so shall not affect the validity or enforceability of the purchase of, or ownership by, the Seller of the Subject German Sold Receivables.
(d)    In consideration for the sale, transfer and assignment of the Subject German Sold Receivables on the Thirtieth Amendment Effective Date, the Seller shall pay to the Administrative Agent (for the benefit of the Purchasers) the purchase price for the Subject German Sold Receivables set forth on Schedule 4 (Purchase Price) (the “Subject German Sold Receivables Purchase Price”) on the first Settlement Date following the Thirtieth Amendment Effective Date; provided, however, that the Subject German Sold Receivables Purchase Price shall be deemed to be paid in full to the Administrative Agent (for the benefit of the Purchasers) on such Settlement Date if the Aggregate Invested Amount is less than or equal to the lesser of (x) the Facility Limit and (y) the Funding Base as determined by reference to the Portfolio Report delivered under the Servicing Agreement on the Reporting Date immediately preceding such Settlement Date (without including the Subject German Sold Receivables) after Collections have been distributed on such Settlement Date in accordance with Section 2.6 (Collections prior to Facility Termination Date) or Section 2.7 (Collections after Facility Termination Date) of the Receivables Transfer Agreement, as applicable.
(e)    By executing this Amendment, (i) the Administrative Agent and each Purchaser each hereby acknowledge and consent to the sales, transfers and assignments of the Subject German Receivables and the Related Security with respect thereto contemplated in this Section 6 and (ii) upon satisfaction of the conditions precedent set forth in Section 15 (Conditions Precedent), the Administrative Agent (for the benefit of the Purchasers) (A) hereby releases all of its Adverse Claims in and to the Subject German Receivables and the Related Security with respect thereto, and any Adverse Claims granted to the Administrative Agent or the Purchasers in such Subject German Receivables and the Related Security with respect thereto and (B) each of the Administrative Agent, the Purchasers and the Seller hereby agrees that (x) the term “Sold Receivable” as used in the Receivables Transfer Agreement and the other Transaction Documents shall no longer include any Subject German Receivables and (y) the term “Related Security” and “Collections” as used in the Receivables Transfer Agreement and the other Transaction Documents shall no longer include any Related Security or Collections related to the Subject German Receivables or other proceeds received with respect thereto after the Thirtieth Amendment Effective Date.
7.    GERMAN RECEIVABLES PURCHASE AGREEMENT

The Parties hereby consent to the Second Amendment of the German RPA and hereby waive the notice requirements of Section 9.13 of the German RPA with respect to the Exiting German Originator.
8.    ASSIGNMENT OF THE SUBJECT POLISH SOLD RECEIVABLES
(a)    On the Thirtieth Amendment Effective Date and without any further action or consent by the Purchasers or the Seller, the Purchasers hereby agree to sell, transfer and assign and hereby sell, transfer and assign to the Seller, and the Seller hereby agrees to purchase and accept the transfer and assignment of and hereby purchases and assumes, all the Purchasers’ respective right, title and interest in, to and under the Subject Polish Sold Receivables, together with all Related Security with respect thereto; provided, however, that for the avoidance of doubt, the Subject Polish Sold Receivables and Related Security with respect thereto shall not include (i) any Related Security to the extent relating to any Receivable that is not a Subject Polish Sold Receivable or (ii) any Collections or other proceeds received in respect of any Subject Polish Sold Receivables or Related Security with respect thereto prior to the Thirtieth Amendment Effective Date.
(b)    It is the intention of the Parties hereto that the sale, transfer and assignment of the Subject Polish Sold Receivables (to the extent these are governed by Polish law) pursuant to this Amendment shall be treated as a purchase by the Seller and a sale by the applicable Purchaser of such Subject Polish Sold Receivables with respect thereto, which sales are absolute and irrevocable and provide the Seller with the full benefits of ownership of such Subject Polish Sold Receivables. Each sale of the Subject Polish Sold Receivables hereunder is made without recourse to the applicable Purchaser.
(c)    Each Purchaser agrees that it will promptly execute and deliver all further instruments and documents, and take all further actions that the Seller may reasonably request, in order to perfect, protect or more fully evidence the purchase of, or ownership by, the Seller of the Subject Polish Sold Receivables from the Thirtieth Amendment Effective Date onwards (any such documentation required being at the cost of the Seller), provided always that a failure by such Purchaser to do so shall not affect the validity or enforceability of the purchase of, or ownership by, the Seller of the Subject Polish Sold Receivables.
(d)    In consideration for the sale, transfer and assignment of the Subject Polish Sold Receivables on the Thirtieth Amendment Effective Date, the Seller shall pay to the Administrative Agent (for the benefit of the Purchasers) the purchase price for the Subject Polish Sold Receivables set forth on Schedule 4 (Purchase Price) (the “Subject Polish Sold Receivables Purchase Price”) on the first Settlement Date following the Thirtieth Amendment Effective Date; provided, however, that the Subject Polish Sold Receivables Purchase Price shall be deemed to be paid in full to the Administrative Agent (for the benefit of the Purchasers) on such Settlement Date if the Aggregate Invested Amount is less than or equal to the lesser of (x) the

Facility Limit and (y) the Funding Base as determined by reference to the Portfolio Report delivered under the Servicing Agreement on the Reporting Date immediately preceding such Settlement Date (without including the Subject Polish Sold Receivables) after Collections have been distributed on such Settlement Date in accordance with Section 2.6 (Collections prior to Facility Termination Date) or Section 2.7 (Collections after Facility Termination Date) of the Receivables Transfer Agreement, as applicable.
(e)    By executing this Amendment, (i) the Administrative Agent and each Purchaser each hereby acknowledge and consent to the sales, transfers and assignments of the Subject Polish Receivables and the Related Security with respect thereto contemplated in this Section 8 and (ii) upon satisfaction of the conditions precedent set forth in Section 15 (Conditions Precedent), the Administrative Agent (for the benefit of the Purchasers) (A) hereby releases all of its Adverse Claims in and to the Subject Polish Receivables and the Related Security with respect thereto, and any Adverse Claims granted to the Administrative Agent or the Purchasers in such Subject Polish Receivables and the Related Security with respect thereto and (B) each of the Administrative Agent, the Purchasers and the Seller hereby agrees that (x) the term “Sold Receivable” as used in the Receivables Transfer Agreement and the other Transaction Documents shall no longer include any Subject Polish Receivables and (y) the term “Related Security” and “Collections” as used in the Receivables Transfer Agreement and the other Transaction Documents shall no longer include any Related Security or Collections related to the Subject Polish Receivables or other proceeds received with respect thereto after the Thirtieth Amendment Effective Date.
9.    ASSIGNMENT OF THE SUBJECT HUNGARIAN SOLD RECEIVABLES
(a)    On the Thirtieth Amendment Effective Date and without any further action or consent by the Purchasers or the Seller, the Purchasers hereby agree to sell, transfer and assign and hereby sell, transfer and assign to the Seller, and the Seller hereby agrees to purchase and accept the transfer and assignment of and hereby purchases and assumes, all the Purchasers’ respective right, title and interest in, to and under the Subject Hungarian Sold Receivables, together with all Related Security with respect thereto; provided, however, that for the avoidance of doubt, the Subject Hungarian Sold Receivables and Related Security with respect thereto shall not include (i) any Related Security to the extent relating to any Receivable that is not a Subject Hungarian Sold Receivable or (ii) any Collections or other proceeds received in respect of any Subject Hungarian Sold Receivables or Related Security with respect thereto prior to the Thirtieth Amendment Effective Date.
(b)    It is the intention of the Parties hereto that the sale, transfer and assignment of the Subject Hungarian Sold Receivables (to the extent these are governed by Hungarian law) pursuant to this Amendment shall be treated as a purchase by the

Seller and a sale by the applicable Purchaser of such Subject Hungarian Sold Receivables with respect thereto, which sales are absolute and irrevocable and provide the Seller with the full benefits of ownership of such Subject Hungarian Sold Receivables. Each sale of the Subject Hungarian Sold Receivables hereunder is made without recourse to the applicable Purchaser.
(c)    Each Purchaser agrees that it will promptly execute and deliver all further instruments and documents, and take all further actions that the Seller may reasonably request, in order to perfect, protect or more fully evidence the purchase of, or ownership by, the Seller of the Subject Hungarian Sold Receivables from the Thirtieth Amendment Effective Date onwards (any such documentation required being at the cost of the Seller), provided always that a failure by such Purchaser to do so shall not affect the validity or enforceability of the purchase of, or ownership by, the Seller of the Subject Hungarian Sold Receivables.
(d)    In consideration for the sale, transfer and assignment of the Subject Hungarian Sold Receivables on the Thirtieth Amendment Effective Date, the Seller shall pay to the Administrative Agent (for the benefit of the Purchasers) the purchase price for the Subject Hungarian Sold Receivables set forth on Schedule 4 (Purchase Price) (the “Subject Hungarian Sold Receivables Purchase Price”) on the first Settlement Date following the Thirtieth Amendment Effective Date; provided, however, that the Subject Hungarian Sold Receivables Purchase Price shall be deemed to be paid in full to the Administrative Agent (for the benefit of the Purchasers) on such Settlement Date if the Aggregate Invested Amount is less than or equal to the lesser of (x) the Facility Limit and (y) the Funding Base as determined by reference to the Portfolio Report delivered under the Servicing Agreement on the Reporting Date immediately preceding such Settlement Date (without including the Subject Hungarian Sold Receivables) after Collections have been distributed on such Settlement Date in accordance with Section 2.6 (Collections prior to Facility Termination Date) or Section 2.7 (Collections after Facility Termination Date) of the Receivables Transfer Agreement, as applicable.
(e)    By executing this Amendment, (i) the Administrative Agent and each Purchaser each hereby acknowledge and consent to the sales, transfers and assignments of the Subject Hungarian Receivables and the Related Security with respect thereto contemplated in this Section 9 and (ii) upon satisfaction of the conditions precedent set forth in Section 15 (Conditions Precedent), the Administrative Agent (for the benefit of the Purchasers) (A) hereby releases all of its Adverse Claims in and to the Subject Hungarian Receivables and the Related Security with respect thereto, and any Adverse Claims granted to the Administrative Agent or the Purchasers in such Subject Hungarian Receivables and the Related Security with respect thereto and (B) each of the Administrative Agent, the Purchasers and the Seller hereby agrees that (x) the term “Sold Receivable” as used in the Receivables Transfer Agreement and the other Transaction Documents shall no longer include any Subject Hungarian Receivables and (y) the term “Related Security” and “Collections” as used in the Receivables Transfer Agreement and the other Transaction Documents shall no longer include any Related Security or Collections related to the Subject Hungarian Receivables or other proceeds received with respect thereto after the Thirtieth Amendment Effective Date.
10.    U.S. ORIGINATOR MERGER AND U.S. ORIGINATOR NAME CHANGE
(a)    The Parties hereto acknowledge and consent to the planned U.S. Originator Merger and agree that, as of the date of such U.S. Originator Merger, all references to “Bunge North America (East), LLC", "Bunge North America (OPD West), Inc." and "Bunge Oils, Inc.” in the Receivables Transfer Agreement or any other Transaction Document shall be deemed to be deleted.
(b)    The Parties hereto acknowledge and consent to the planned U.S. Originator Name Change and agree that, as of the date of such U.S. Originator Name Change, all references to “Bunge North America, Inc.” in the Receivables Transfer Agreement or any other Transaction Document shall be deemed to be references to “Bunge North America, LLC”.
(c)    Promptly after the date of the U.S. Originator Name Change, (i) the Seller shall file a UCC-3 amendment to amend the existing UCC-1 financing statement that has been filed against Bunge North America, Inc. in connection with the U.S. RPA to reflect the U.S. Originator Name Change and shall provide a filed copy of the same to the Administrative Agent and each Purchaser Agent; (ii) Reed Smith LLP, special U.S. counsel for the Master Servicer and Bunge North America, LLC, shall deliver a legal opinion in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, that the U.S. Intermediate Transferor has a perfected security interest in all Receivables and Related Security purported to be sold by Bunge North America, LLC to the U.S. Intermediate Transferor under the U.S. RPA; and (iii) the Seller shall deliver updated Schedules 2 and 5 to the Receivables Transfer Agreement reflecting the U.S. Originator Name Change.
(d)    The Parties hereto waive any further notice or consent requirements in respect of the U.S. Originator Merger and U.S. Originator Name Change.
11.    CANADIAN ORIGINATOR AMALGAMATION
The Parties hereto acknowledge and consent to the planned Canadian Originator Amalgamation and agree that, as of the date of such Canadian Originator Amalgamation, all references to “Bunge Canada" in the Receivables Transfer Agreement or any other Transaction Document shall be deemed to be deleted.
12.    TERMINATION OF SUSTAINABILITY CO-ORDINATOR

The Parties hereto, including Credit Agricole Corporate and Investment Bank in its capacity as current sustainability co-ordinator, acknowledge and agree that the role of Sustainability Co-ordinator is terminated effective as of the Thirtieth Amendment Effective Date.
13.    CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
14.    FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
15.    CONDITIONS PRECEDENT
This Amendment shall become effective as of 12:01 a.m. (New York City time) on March 31, 2026 upon the notice from the Administrative Agent to the Seller and Purchasers that the Administrative Agent has received, in each case in form and substance satisfactory to the Administrative Agent, the following, duly executed by all parties thereto (the “Thirtieth Amendment Effective Date”); provided, that the Administrative Agent may, acting on the instructions of the Purchasers, waive any of the following conditions precedent:
(a)    this Amendment;
(b)    the Reaffirmation of Performance Undertaking, dated as of the date hereof, made by the Performance Undertaking Provider for the benefit of the Administrative Agent;
(c)    an Assignment of Repurchased Receivables, dated on or about the date hereof, among the Exiting German Originator, the Seller Agent and the Seller (the "Exiting German Originator Assignment of Repurchased Receivables"), pursuant to which the Subject German Receivables for which the Exiting German Originator was the German Originator shall be sold, transferred and assigned by the Seller to the Exiting German Originator;
(d)    a Second Amendment to German Receivables Purchase Agreement, dated on or about the date hereof, among the German Originators, the Exiting German Originator, the Seller Agent, the Seller and the Administrative Agent;
(e)    an Account Pledge Release Agreement, dated on or about the date hereof, among the Exiting German Originator, the Seller, and the Administrative Agent with respect to the Exiting German Originator's deposit account with Sparkasse Osnabruck;
(f)    a notice from the Polish Originator to the Seller and the Administrative Agent, dated on a date at least ten (10) Business Days prior to the date hereof, regarding the removal and repurchase of certain Receivables from the Seller pursuant to the Polish RPA;
(g)    an Assignment of Repurchased Receivables, dated on or about the date hereof, among the Polish Originator, the Seller Agent and the Seller (the "Polish Originator Assignment of Repurchased Receivables"), pursuant to which the Subject Polish Receivables shall be sold, transferred and assigned by the Seller to the Polish Originator;
(h)    a notice from the Hungarian Originator to the Seller and the Administrative Agent, dated on a date at least ten (10) Business Days prior to the date hereof, regarding the removal and repurchase of certain Receivables from the Seller pursuant to the Hungarian RPA;
(i)    an Assignment of Repurchased Receivables, dated on or about the date hereof, among Coöperatieve Rabobank U.A., as the intermediate transferee (in such capacity, the “Hungarian Intermediate Transferor”) and the Seller (the "Hungarian Intermediate Transferor Assignment of Repurchased Receivables"), pursuant to which the Subject Hungarian Receivables shall be sold, transferred and assigned by the Seller to the Hungarian Intermediate Transferor;
(j)    an Assignment of Repurchased Receivables, dated on or about the date hereof, among the Hungarian Originator, the Seller Agent and the Hungarian Intermediate Transferor (the "Hungarian Originator Assignment of Repurchased Receivables"), pursuant to which the Subject Hungarian Receivables shall be sold, transferred and assigned by the Hungarian Intermediate Transferor to the Hungarian Originator;
(k)    the Purchaser Agent Fee Letter;
(l)    a letter agreement, dated on or about the date hereof, among the Administrative Agent, the Purchaser Agents and the Master Servicer, setting forth the Applicable Margin;
(m)    a legal opinion of Homburger, special Swiss counsel for the Performance Undertaking Provider, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;

(n)    a legal opinion of Clifford Chance LLP, special Dutch counsel for the Seller, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(o)    legal opinions of Reed Smith LLP, special U.S. counsel for the Seller, the Master Servicer, the Performance Undertaking Provider, the New U.S. Originator and the New Canadian Originator, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the due authorization, execution and delivery of, and the validity and enforceability of, this Amendment and the other Transaction Documents governed by New York law;
(p)    evidence that Clifford Chance LLP, special Dutch counsel for the Seller, has the information required in order to promptly make a notification in the Netherlands in accordance with Article 7(1)(g)(V) of the Securitisation Regulation;
(q)    confirmation by each Purchaser Agent that it has received all internal confirmations (including, to the extent required, any diligence (commercial and legal), tax, compliance, 'know-your-customer' and/or credit committee) required for purposes of this Amendment or any of the other Transaction Documents described in this Section 15;
(r)    an updated transaction summary, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent; and
(s)    provision by PCS of a "no objection letter" to the Administrative Agent.
16.    TRANSPARENCY REQUIREMENTS FOR NEW ORIGINATORS
The New U.S. Originator and the New Canadian Originator each agrees that it will comply with the transparency requirements to the extent applicable to it under the Securitisation Regulation Rules. In addition, the New U.S. Originator and the New Canadian Originator each agrees, at its cost and promptly on reasonable request by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser, to provide such information as may reasonably be requested from time to time by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser in order to enable each Committed Purchaser (in its capacities as Committed Purchaser and as a Liquidity Bank) and Conduit Purchaser, as applicable, to comply with their respective obligations under Article 5 and/or Article 7 of the Securitisation Regulation. The New U.S. Originator and New Canadian Originator shall not be in breach of the requirements in this Section 16 if, due to events, actions or circumstances beyond its control, it is not able to comply with the undertakings contained herein.
17.    NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
18.    EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
19.    GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)    This Amendment shall be governed by and construed in accordance with the law of the state of New York.
(b)    Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each Party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR

ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.
20.    NO PROCEEDING; LIMITED RECOURSE
(a)    Each of the Parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 20, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(b)    No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller
By: /s/ Farshad Saberi
Name: Farshad Saberi
Title: Proxyholder B of Vistra B.V., in turn the sole director of Bunge Securitization B.V.
By: /s/ Iryna Snihir
Name: Iryna Snihir
Title: Proxyholder A of Vistra B.V., in turn the sole director of Bunge Securitization B.V.
[Signature Page to 30th Amendment to Receivables Transfer Agreement]

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
By: /s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director
By: /s/ Arrie de Lange
Name: Arrie de Lange
Title: Director
[Signature Page to 30th Amendment to Receivables Transfer Agreement]

BUNGE GLOBAL SA, as Performance Undertaking Provider
By: /s/ Bram de Veer
Name: Bram de Veer
Title: Treasurer
By: /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary
[Signature Page to 30th Amendment to Receivables Transfer Agreement]

BUNGE USA GRAIN, LLC, as New U.S. Originator
By: /s/ Pratik Mohta
Name: Pratik Mohta
Title: Treasurer

BUNGE CANADA INC., as New Canadian Originator
By: /s/ Darrin Sharp
Name: Darrin Sharp
Title: Sr. Director Commercial Finance Canada

[Signature Page to 30th Amendment to Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent
By: /s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Executive Director
By: /s/ Carlo Bonacquisti
Name: Carlo Bonacquisti
Title: Executive Director
[Signature Page to 30th Amendment to Receivables Transfer Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser
By: /s/ Syste van Ulsen
Name: Sytse van Ulsen
Title: Proxyholder of CSC Management (Netherlands) B.V.
By: /s/ Edwin van Ankeren
Name: Edwin van Ankeren
Title: Managing Director of CSC Management (Netherlands) B.V.

[Signature Page to 30th Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent
By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By: /s/ Frédéric Mazet
Name: Frédéric Mazet
Title: Authorized Signatory
[Signature Page to 30th Amendment to Receivables Transfer Agreement]

BNP PARIBAS, as Purchaser Agent
By: /s/ Gianluca Sannipoli
Name: Gianluca Sannipoli
Title: Authorized Signatory
By: /s/ Baptiste Ranjard
Name: Baptiste Ranjard
         Title: Authorized Signatory
[Signature Page to 30th Amendment to Receivables Transfer Agreement]

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser
By: /s/ John Hetherington
Name: John Hetherington
Title: Authorised Signatory

[Signature Page to 30th Amendment to Receivables Transfer Agreement]

CITIBANK EUROPE PLC, as Committed Purchaser and Purchaser Agent
By: /s/ Akos Nemeth
Name: Akos Nemeth
Title: Senior Vice President

[Signature Page to 30th Amendment to Receivables Transfer Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., as Purchaser Agent and Committed Purchaser
By: /s/ Maria Galvez
Name: Maria Galvez
Title: Director – Global Trade Manager
By: /s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director – Credit Risk

[Signature Page to 30th Amendment to Receivables Transfer Agreement]

Acknowledged and agreed for the purpose of Section 12:
CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator
By: /s/ Maurie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By: /s/ Frédéric Mazet
Name: Frédéric Mazet
Title: Authorized Signatory
[Signature Page to 30th Amendment to Receivables Transfer Agreement]

Exhibit A

Ninth Amended and Restated Receivables Transfer Agreement

[See attached.]

Exhibit B

Conditions Precedent to Adding New U.S. Originator

(a)    the Additional Seller Supplement to the U.S. RPA, by the New U.S. Originator;
(b)    the Joinder Agreement to the Servicing Agreement, between the Master Servicer and the New U.S. Originator;
(c)    a Deposit Account Control Agreement with respect to Collection Account, among the New U.S. Originator, the Administrative Agent and Bank of America;
(d)    a Power of Attorney, executed by the New U.S. Originator in favor of the Seller and the Administrative Agent;
(e)    a Power of Attorney, executed by the New U.S. Originator in favor of the Master Servicer;
(f)    the Reaffirmation of Performance Undertaking, made by the Performance Undertaking Provider for the benefit of the Administrative Agent;
(g)    a certificate of the secretary or other Responsible Officer of the New U.S. Originator certifying (i) that attached thereto is a true and complete copy of the Organizational Documents (including all amendments or other modifications thereto) of the New U.S. Originator, as in effect on the date the New U.S. Originator becomes a U.S. Originator, (ii) that attached thereto is a true and complete copy of the resolutions of the Board of Directors (or committee thereof), directors or shareholders of the New U.S. Originator authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, and (iii) the authority and specimen signature of each officer executing the Additional Seller Supplement and any other Transaction Documents or any other document delivered in connection therewith on behalf of the New U.S. Originator; and
(h)    legal opinions of Reed Smith LLP, special U.S. counsel for the Master Servicer, BNAC and the New U.S. Originator, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the non-consolidation of the New U.S. Originator, the true sale of receivables sold by the New U.S. Originator, the due authorization, execution and delivery of, and the validity and enforceability of, the Additional Seller Supplement, the Joinder Agreement to the Servicing Agreement and the Deposit Account Control Agreement, each governed by New York laws.

Exhibit C

Conditions Precedent to Adding New Canadian Originator

(a)    the Additional Seller Supplement to the Canadian RPA, by the New Canadian Originator;
(b)    the Joinder Agreement to the Servicing Agreement, between the Master Servicer and the New Canadian Originator;
(c)    a Deposit Account Control Agreement with respect to Collection Account, among the New Canadian Originator, the Administrative Agent and Royal Bank of Canada;
(d)    a Power of Attorney, executed by the New Canadian Originator in favor of the Seller and the Administrative Agent;
(e)    a Power of Attorney, executed by the New Canadian Originator in favor of the Master Servicer;
(f)    the Reaffirmation of Performance Undertaking, made by the Performance Undertaking Provider for the benefit of the Administrative Agent;
(g)    a certificate of the secretary or other Responsible Officer of the New Canadian Originator certifying (i) that attached thereto is a true and complete copy of the Organizational Documents (including all amendments or other modifications thereto) of the New Canadian Originator, as in effect on the date the New Canadian Originator becomes a Canadian Originator, (ii) that attached thereto is a true and complete copy of the resolutions of the Board of Directors (or committee thereof), directors or shareholders of the New Canadian Originator authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, and (iii) the authority and specimen signature of each officer executing the Additional Seller Supplement and any other Transaction Documents or any other document delivered in connection therewith on behalf of the New Canadian Originator;
(h)    a legal opinion of Reed Smith LLP, special U.S. counsel for the Master Servicer and the Canadian Originator, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the validity and enforceability of, the Additional Seller Supplement to the Canadian RPA and the Joinder Agreement to the Servicing Agreement, each governed by New York laws;

(i)    a legal opinion of Fasken Martineau DuMoulin LLP, special Canadian counsel for the New Canadian Originator and the Administrative Agent, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the due authorization, execution and delivery of the Additional Seller Supplement to the Canadian RPA, the Joinder Agreement to the Servicing Agreement and the Deposit Account Control Agreement with respect to Collection Account by the New Canadian Originator, the enforceability of the Deposit Account Control Agreement and the true sale of receivables sold by the Canadian Originators pursuant to the Canadian RPA;
(j)    confirmation by each Purchaser Agent that it has received all internal confirmations (including, to the extent required, any diligence (commercial and legal), tax, compliance, 'know-your-customer' and/or credit committee) required for purposes of the New Canadian Originator joining the Canadian RPA;
(k)    provision by PCS of a "no objection letter" to the Administrative Agent with respect to the access of the New Canadian Originator; and
(l)    copies of a proper financing statement, filed and recorded at such New Canadian Originator's expense, naming such New Canadian Originator as the seller and Bunge Securitization B.V. as the buyer, in proper form for filing in the appropriate jurisdiction to perfect Bunge Securitization B.V.'s ownership interest in Acquired Receivables (as defined in the Canadian RPA) under the PPSA (as defined in the Canadian RPA).